UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934

Date of Report January 26, 2000

DATAMARINE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

0-8936
(Commission File Number)

Massachusetts (State of Incorporation)	04-2454559 (I.R.S. Employer Identification Number)

7030 220th SW, Mountlake Terrace, Washington 98043
(Address of principal executive offices)

(425)771-2182
(Registrant's telephone number, including area code)

Item 6. Resignations of Registrant's Directors.

Effective December 31, 1999 Peter D. Brown resigned his position as a Director of the Company. Since 1984, Mr. Brown has at various times served as a Board member, Chairman of the Board and CEO of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Datamarine International, Inc. (Registrant)
Date: January 26, 2000	/S/ JAN KALLSHIAN Jan Kallshian Chief Financial Officer